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                  LEHIGH ACRES FIRST NATIONAL BANKSHARES, INC.
                                 JUNE 26, 1998



LEHIGH ACRES FIRST NATIONAL BANKSHARES, INC., HAS AGREED TO PAY ATTORNEY KENNETH K. THOMPSON THE SUM OF TEN THOUSAND AND NO/100 DOLLARS ($10,000.00) FOR SERVICES RENDERED DURING THE ORGANIZATION PHASE OF LEHIGH ACRES FIRST NATIONAL BANK. IF, FOR WHATEVER REASON THE BANK DOES NOT OPEN, MR. THOMPSON AGREES THAT THERE WILL NOT BE ANY COMPENSATION DUE. IF THE BANK RECEIVES ALL REGULATORY APPROVALS INCLUDING THE PRE-OPENING EXAMINATION, MR. THOMPSON WILL SEND AN INVOICE TO THE BANK FOR PAYMENT OF HIS SERVICES FOR THE AMOUNT STATED ABOVE.


                                                /s/ B. J. Bell
                                                ----------------------------
                                                Benjamin Bell, Vice Chairman


                                                /s/ Lloyd Weber
                                                ----------------------------
                                                Lloyd Weber, President & CEO


                                                /s/ Kenneth K. Thompson
                                                -----------------------------
                                                Kenneth K. Thompson